FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                1934.

  Date of Report (Date of earliest event reported) March 31, 1997.


                    DCI Telecommunications, Inc.
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       (Exact name of registrant as specified in its charter)


   Colorado                     2-96976-D               84-1155-41
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(State or other             (Commission File        (IRS Employer
   jurisdiction of            Number)                 Identification
   incorporation)                                     Number)

                611 Access Road, Stratford, CT 06615
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              (Address of principal executive offices)

 Registrant's telephone number, including area code:  (203) 380-0910

                      ------------------------

 -------------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

In connection with the acquisition of Edge Communications, Inc. (previously reported on Form 8K), attached are the audited financial statements for the years ending March 31, 1998 and 1997.


                             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DCI Telecommunications, Inc.


                    Joseph J. Murphy
                    __________________________

                    Joseph J.  Murphy
                    President
                    Date: August 17, 1998

                      Edge Communications, Inc.

                        FINANCIAL STATEMENTS

                         FOR THE YEARS ENDED

                       March 31, 1998 AND 1997

Bond Beebe
Certified Public Accountants


         REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
Edge Communications, Inc.
19225 Orbit Drive
Gaithersburg, Maryland 20879


We have audited the accompanying balance sheet of Edge Communications, Inc. as of March 31, 1998 and 1997 and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edge Communications, Inc. as of March 31, 1998 and 1997 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


Bond Beebe
----------
A Professional Corporation
June 11, 1998


5301 Wisconsin Avenue, NW
Washington, DC 20015
202/244-6500
Fax: 202/244-6506

                      EDGE COMMUNICATIONS, INC.
                BALANCE SHEETMARCH 31, 1998 AND 1997
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                                                            Exhibit A

                            ASSETS
                            ------
                                            1998            1997
CURRENT ASSETS                          ------------   -----------

  Cash and cash equivalents               $     21,878   $    89,536
  Certificate of deposit                       300,000       400,000
  Accounts receivable - net of allowance
     of $24,199 and $28,207                    685,050       138,212
  Current portion of lease receivables          24,526            --
  Loan receivable - related party               23,824       136,114
  Inventory                                    107,979         7,164
                                          ------------   -----------
TOTAL CURRENT ASSETS                      $  1,163,257   $   771,026
                                          ------------   -----------
FIXED ASSETS

  Furniture and telephone system                 8,903           236
  Data processing                               35,036        12,811
  Vending machines                              80,520       317,195
                                          ------------   -----------
                                               124,459       330,242
  Accumulated depreciation                     (24,851)      (35,204)
                                          ------------   -----------
                                                99,608       295,038
                                          ------------   -----------
OTHER ASSETS

  Long-term portion of
     lease receivables                          17,474            --
  Investment - First Regional
     Telecom, LLC                               20,000            --
  Start-up costs - net of amortization          20,615        28,345
  Security deposits                             16,806         1,880
                                          ------------   -----------
                                                74,895        30,225
                                          ------------   -----------
TOTAL ASSETS                              $  1,337,760   $ 1,096,289
                                          ============   ===========

                LIABILITIES AND STOCKHOLDERS' EQUITY
                ------------------------------------

CURRENT LIABILITIES

Accounts payable                           $1,287,920   $   253,000
Vendor deposits                                10,000            --
NationsBank - line of credit                  100,000       232,800
Loans payable - related party                      --       745,000
Loan payable - DCP Holdings, LLC               95,841            --
                                         ------------   -----------
TOTAL CURRENT LIABILITIES                   1,493,761     1,230,800
                                         ------------   -----------

STOCKHOLDERS' EQUITY

  Common stock - par value $1 per
    share, authorized 1,000  shares,
    issued 1,000 shares                         1,000         1,000
  Additional paid-in capital                  250,000            --
  Retained earnings (deficit)                (407,001)     (135,511)
                                         ------------   -----------
TOTAL STOCKHOLDERS'EQUITY                    (156,001)     (134,511)
                                         ------------   -----------
TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                $  1,337,760   $ 1,096,289
                                         ============  ============

                  See Notes to Financial Statements

                      EDGE COMMUNICATIONS, INC.
              STATEMENT OF INCOME AND RETAINED EARNINGS
             FOR THE YEARS ENDED MARCH 31,1998 AND 1997
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                                                            EXHIBIT B

                                            1998           1997
INCOME                                  ------------    -----------

 Gross sales                            $ 13,979,806   $  1,571,383
 Discounts                                (5,199,275)      (506,411)
                                        ------------   ------------
                                           8,780,531      1,064,972
                                        ------------   ------------
DIRECT COSTS
 Purchases                                 8,106,015        832,336
 Freight and delivery net                      1,197          5,861
 Printing and packaging                      162,793         37,401
                                        ------------   ------------
                                           8,270,005        875,598
                                        ------------   ------------
GROSS PROFIT                                 510,526        189,374
                                        ------------   ------------
OPERATING EXPENSES

 Advertising                                   5,850          9,306
 Auto                                          3,725          7,503
 Bad debt                                     48,837         31,401
 Business meals and entertainment             14,647          5,510
 Commissions                                  23,499          9,153
 Consulting                                    6,923             --
 Depreciation and amortization                35,296         24,353
 Dues and subscriptions                        2,142          1,659
 Equipment rental                             25,423         17,760
 Insurance                                    17,303          8,837
 Interest                                     40,194         29,195
 Legal and accounting                         21,751          8,760
 Office and supplies                          11,739          5,769
 Rent                                          9,450          4,050
 Repair and maintenance                        4,090         15,471
 Taxes                                        27,094          9,175
 Telephone                                    41,630          9,544
 Travel                                       16,733         12,444
 Show fees                                        --          5,526
 Utilities                                     3,450          1,519
 Wages                                       288,790         55,505
                                        ------------   ------------
TOTAL OPERATING EXPENSES                     648,566        272,079
                                        ------------   ------------
TOTAL OPERATING LOSS                        (138,040)       (82,705)

OTHER INCOME (EXPENSE)
  Interest                                    39,088         21,074
  Loss on sales-type lease of
     vending machines                        (46,700)            --
  Loss on disposition of vending machines    (99,838)            --
  Write-off of investment in U-Dial, LLC     (26,000)            --
                                        ------------   ------------
NET LOSS                                    (271,490)       (61,631)

RETAINED EARNINGS (DEFICIT) AT
   BEGINNING OF YEAR                        (135,511)       (73,880)
                                        ------------   ------------
RETAINED EARNINGS (DEFICIT) AT
   END OF YEAR                          $   (407,001)  $   (135,511)
                                        ============ ==============

                  See Notes to Financial Statements

                       EDGE COMMUNICATIONS, INC.
                       STATEMENT OF CASH FLOWS
             FOR THE YEARS ENDED MARCH 31, 1998 AND 1997
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                                                            EXHIBIT C

CASH FLOWS FROM OPERATING ACTIVITIES        1998           1997
                                        ------------   ------------
  Net loss                              $   (271,490)  $    (61,631)
  Adjustments to reconcile net loss to
   net cash provided by operating activities
  Depreciation and amortization               35,296         24,353
     Bad debt expense                         48,837         31,040
     Loss on write-off of investment
       U-Dial, LLC                            26,000             --
     Loss on sales-type lease of
       vending machines                       46,700             --
     Loss on disposition of
       vending machines                       99,838             --
     (Increase) decrease in
       Accounts receivable                  (595,675)      (140,068)
       Inventory                            (100,815)        (2,831)
       Security deposits                     (14,926)         3,715
     Increase (decrease) in
       Accounts payable                    1,034,920        242,068
       Vendor deposits                        10,000             --
                                        ------------   ------------
                                             318,685         96,646
                                        ------------   ------------
CASH FLOWS FROM INVESTING ACTIVITIES

  (Increase) decrease in loans
     receivable - related party              (21,869)       136,114
  Proceeds from disposition of
     vending machines                         12,000             --
  Increase in property and equipment         (32,674)        (2,742)
  Decrease in certificate of deposit         100,000             --
  Increase in investment - First
     Regional Telecom, LLC                   (20,000)            --
  Increase in investment - U-Dial, LLC       (26,000)            --
                                        ------------   ------------
                                              11,457        133,372
                                        ------------   ------------

CASH FLOWS FROM FINANCING ACTIVITIES

  Payment on line of credit                 (132,800)       (15,200)
  Payments on loans payable
     related party                          (265,000)       (20,193)
  Transfers during recapitalization (net)         --       (106,986)
                                        ------------   ------------
                                            (397,800)      (142,379)
                                        ------------   ------------
INCREASE IN CASH AND CASH EQUIVALENTS        (67,658)        87,639

CASH AND CASH EQUIVALENTS AT
   BEGINNING OF YEAR                          89,536          1,897
                                        ------------   ------------
CASH AND CASH EQUIVALENTS AT
   END OF YEAR                          $     21,878   $     89,536
                                        ============   ============
SUPPLEMENTAL INFORMATION
  Cash paid for interest                $     40,194   $     29,195
                                        ============   ============

NON-CASH INVESTING AND FINANCING ACTIVITY
During 1998, the Corporation converted some of its loans payable - other to capital in the amount of $250,000

                  See Notes to Financial Statements

                      EDGE COMMUNICATIONS, INC.
                    NOTES TO FINANCIAL STATEMENTS
             FOR THE YEARS ENDED MARCH 31,1998 AND 1997

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NOTE 1: ORGANIZATION

Edge Communications, Inc. (the Corporation) is a wholesale provider of prepaid phone cards. The Corporation was originally formed on July 1, 1995 as a limited liability corporation using the name Edge Communications, LLC. On September 5, 1996, the limited liability company transferred substantially all of its assets and liabilities to a newly formed corporation, Edge Communications, Inc. A combination of the operating results and cash flows of these two entities has been presented for the year ended March 31, 1997, in order to present comparative operations of the Edge Companies. The Corporation is located in Gaithersburg, Maryland.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting
-------------------
The accompanying financial statements have been prepared on the accrual basis of accounting, in accordance with generally accepted accounting principles.

Accounting Estimates
--------------------
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingencies, if any, at the date of the financial statements, and income and expenses during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents
-------------------------
All highly liquid debt instruments with an original maturity of three months or less are considered cash equivalents.

Inventory
---------
Inventory is stated at lower of cost or market.

Fixed Assets
------------
The Corporation's fixed assets are stated at cost and depreciated over the estimated service lives of the assets at various accelerated and straight-line rates.

Start-Up Costs
--------------
Start-up costs were capitalized and will be amortized ratably over a 60-month period.

Investments
-----------
Investments held by the Corporation consist of interests in U-Dial, LLC (U-Dial) and First Regional Telecom, LLC (First Regional). These investments are both start-up companies and are accounted for on the cost method as the Company has less than a 20% interest in these entities. Dividends received from the companies are included in other income. As of March 31, 1998, the Corporation deemed its investment in U-Dial to be worthless and therefore wrote off their investment in this entity.

Income Taxes
------------
The Corporation is qualified as an S Corporation under the Internal Revenue Code and applicable state statutes. Under an S Corporation election, the income of the Corporation flows through to the stockholders, to be taxed at the individual level rather than the corporate level.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bad Debts
---------
Management   recognizes  bad  debt  expense  in  an   amount   deemed
appropriate based on a review of the accounts.

NOTE 3: CONCENTRATIONS OF CREDIT RISK

Financial instruments that subject the Corporation to concentrations of credit risk include cash and certificates of deposit, which are invested with financial institutions. While the Corporation attempts to limit its financial exposure, its deposit balances with financial institutions may, at times, exceed the limits insured by agencies of the U.S. government. The Corporation has not experienced any losses on such deposits.

NOTE 4: RELATED PARTY TRANSACTIONS

The Corporation has a loan payable to DCP Holdings, LLC (DCP) with interest accruing at a rate of 8% per annum. All members of DCP are shareholders in the Corporation.

In addition, the Corporation has had various loans receivable and payable from related parties as shown on Exhibit A.

NOTE 5: NOTES PAYABLE

The Corporation has a revolving loan note with NationsBank which may, at the bank's sole and absolute discretion, lend to the Corporation such sums of money as may be requested up to, but not exceeding in the aggregate at any one time outstanding, the face amount of $300,000. The sums advanced are payable to the bank on demand, plus interest equal to the prime rate. The note is secured by a certificate of deposit for $300,000. At March 31, 1998 and 1997, the outstanding loan amounts were $100,000 and $232,800, respectively.

NOTE 6: LEASE COMMITMENTS

The Corporation has a three year lease for office space in Gaithersburg, Maryland, with monthly payments of $2,453 until August 31, 2000. As of March 31, 1998, minimum lease payments required for the years ending March 31 are as follows:

            1999               $29,440
            2000                29,440
            2001                12,267
                               -------
                               $71,147
                               =======

The  Corporation  also  leases two automobiles.   The  monthly  lease
payments of $832 expire within one year and amount to $5,190 for the year 1999.

NOTE 7: SUBSEQUENT EVENT

On April 1, 1998, the Corporation agreed to be acquired by DCI Telecommunications, Inc. (DCI) a telecommunications company based in Stratford, Connecticut. Subsequent to year end, DCI filed a registration statement in connection with this transaction with the Securities and Exchange Commission. It is expected that the acquisition will be accounted for as a pooling of interests. As a result of the acquisition, Edge will become a subsidiary of DCI.